2nd Quarter 2010 Earnings Conference Call

August 10, 2010

Stifel Financial

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Chairmen's Comments

"We are very pleased to report record quarterly revenue and record six-month net income and revenue results, which reflect the investments we've made over the past several years. The merger with Thomas Weisel Partners closed on July 1, 2010, and we are confident that through the synergies of the combined company we can build the premier middle-market investment bank. Our capital raising and strategic advisory deal pipeline is promising, although we recognize that we will need a functional market environment to realize its full revenue potential. Looking forward, we will continue our goal of balanced growth by capitalizing on opportunities to build-out our Global Wealth Management business," commented Chairman and Chief Executive Officer Ronald J. Kruszewski.

Co-Chairman Thomas W. Weisel added, "We are very excited to be a part of the Stifel platform. With the major components of the integration complete, the reception we've received so far by our clients has been very complimentary. Together, we are now better positioned to strengthen our client relationships through the company's significant resources, additional products and expanded reach."



Financial Highlights

Three Months Ended June 30, 2010 Highlights

- **Record net revenues of $328 million, a 25% increase over the 2nd quarter of 2009 (2Q09) and a 5% increase over the 1st quarter of 2010 (1Q10).**
  - **The Global Wealth Management (GWM) segment posted net revenues of $200 million, a 47% increase over 2Q09 and remained relatively unchanged from 1Q10.**
  - **The Institutional Group (IG) segment posted net revenues of $125 million, which was relatively consistent with 2Q09 and a 10% increase from 1Q10.**
- **Net income of $21 million, or $0.60 per diluted share, an 33% increase over 2Q09 and an 11% decrease from 1Q10.**
- **Excluding TWP merger-related charges, non-GAAP net income was $24.1 million, or $0.69 per diluted share.**
- **Pre-tax margin for the three months ended June 30, 2010 (2Q10) was 11% compared to 10% for 2Q09 and 13% for 1Q10. Non-GAAP pre-tax margin of 13%.**
- **For the three months ended June 30, 2010, annualized return on average equity was 11% compared to 10% for 2Q09 and 11% for 1Q10. Non-GAAP 2Q10 annualized return on average equity was 12%.**

Six Months Ended June 30, 2010 Highlights

- Record net revenues of $640 million, a 33% increase over the comparable period in 2009.
  - The GWM segment posted net revenues of $399 million, a 59% increase over the comparable period in 2009.
  - The IG segment posted net revenues of $238 million, a 3% increase over the comparable period in 2009.
- Record net income of $45 million, or $1.28 per diluted share, an 55% increase over the comparable period in 2009.
- Excluding TWP merger-related charges, non-GAAP net income was $48 million, or $1.37 per diluted share.
- Pre-tax margin for the six months ended June 30, 2010 was 12% compared to 10% for the comparable period in 2009. Non-GAAP pre-tax margin of 13%.
- For the six months ended June 30, 2010, annualized return on average equity was 10% compared to 9% for the comparable period in 2009. Non-GAAP annualized return on average equity was 11%.

Stifel Financial Corp.
Associate Growth

	Proforma 6/30/2010 (1)	6/30/09	Change	% change
Global Wealth Management:				
Financial advisors	1,940	1,562	354	22.7%
Branch support	1,067	849	218	25.7%
Stifel Bank & Trust	100	76	24	31.6%
	3,107	2,487	596	24.0%
Institutional Group:				
Investment banking	272	159	113	71.1%
Research	229	158	71	44.9%
Fixed income sales and trading	204	169	35	20.7%
Equity sales and trading	183	155	28	18.1%
Public finance	61	65	(4)	(6.2%)
Support	99	15	84	560.0%
	1,048	721	327	45.4%
Other:				
Support associates	559	489	70	14.3%
Other	197	152	23	15.1%
	756	641	93	14.5%
Total associates	4,911	3,849	1,016	26.4%

(1) Includes associates from our merger with TWPG on July 1, 2010.

STIFEL FINANCIAL

Stifel Financial Corp.
Three months ended June 30, 2010 Results

($ in thousands)	Three Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Three Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	$ 328,009	$ -	**$ 328,009**	$ 261,505	**25.4%**	25.4%
Compensation and benefits	216,907	3,119	**213,788**	175,881	**23.3%**	21.6%
Non-comp operating expenses	75,157	1,906	**73,251**	59,515	**26.3%**	23.1%
Total non-interest expenses	292,064	5,025	**287,039**	235,396	**24.1%**	21.9%
Income before income taxes	35,945	(5,025)	**40,970**	26,109	**37.7%**	56.9%
Provision for income taxes	14,836	(2,074)	**16,910**	10,294	**44.1%**	64.3%
Net income	$ 21,109	$ (2,951)	**$ 24,060**	$ 15,815	**33.5%**	52.1%
Diluted EPS	$0.60	$ (0.09)	**$0.69**	$0.51	**17.6%**	35.3%
Ratios to net revenues:						
Compensation and benefits	66.1%		**65.2%**	67.3%		
Operating expenses	22.9%		**22.3%**	22.7%		
Income before income taxes	11.0%		**12.5%**	10.0%		

Stifel Financial Corp.
Six months ended June 30, 2010 Results

($ in thousands)	Six Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Six Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	**$ 640,039**	$ -	$ 640,039	$ 481,486	**32.9%**	32.9%
Compensation and benefits	**423,149**	3,119	420,030	323,721	**30.7%**	29.8%
Non-comp operating expenses	**141,380**	1,908	139,472	109,501	**29.1%**	27.4%
Total non-interest expenses	**564,529**	5,027	559,502	433,222	**30.3%**	29.1%
Income before income taxes	**75,510**	(5,027)	80,537	48,264	**56.5%**	66.9%
Provision for income taxes	**30,661**	(2,041)	32,702	19,272	**59.1%**	69.7%
Net income	**$ 44,849**	$ (2,986)	$ 47,835	$ 28,992	**54.7%**	65.0%
Diluted EPS	**$1.28**	$ (0.09)	$1.37	$0.94	**36.2%**	45.7%
Ratios to net revenues:						
Compensation and benefits	**66.1%**		65.6%	67.3%		
Operating expenses	**22.1%**		21.8%	22.7%		
Income before income taxes	**11.8%**		12.6%	10.0%		

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended					Six Months Ended				
				% of Net Revenues					*% of Net Revenues*	
	6/30/10	6/30/09	% Change	*6/30/10*	*6/30/09*	6/30/10	6/30/09	% Change	*6/30/10*	*6/30/09*
Revenues										
Principal transactions	$ 122,923	$ 121,261	1.4%	*37.4%*	*46.4%*	$ 240,343	$ 218,539	10.0%	*37.5%*	*45.4%*
Commissions	103,634	80,721	28.4%	*31.6%*	*30.9%*	208,669	155,331	34.3%	*32.6%*	*32.3%*
Asset mgt and service fees	44,138	25,433	73.5%	*13.5%*	*9.7%*	85,241	51,254	66.3%	*13.3%*	*10.6%*
Investment banking	41,252	24,702	67.0%	*12.6%*	*9.5%*	75,473	40,206	87.7%	*11.8%*	*8.4%*
Other	3,757	1,849	103.2%	*1.1%*	*0.7%*	5,702	1,076	429.9%	*0.9%*	*0.2%*
Total operating revenues	315,704	253,966	24.3%	*96.2%*	*97.2%*	615,428	466,406	32.0%	*96.1%*	*96.9%*
Interest revenue	14,654	10,584	38.5%	*4.5%*	*4.0%*	29,301	20,476	43.1%	*4.6%*	*4.2%*
Total revenues	330,358	264,550	24.9%	*100.7%*	*101.2%*	644,729	486,882	32.4%	*100.7%*	*101.1%*
Interest expense	2,349	3,045	(22.9%)	*0.7%*	*1.2%*	4,690	5,396	(13.1%)	*0.7%*	*1.1%*
Net revenues	$ 328,009	$ 261,505	25.4%	*100.0%*	*100.0%*	$ 640,039	$ 481,486	32.9%	*100.0%*	*100.0%*

STIFEL FINANCIAL

Principal Transactions

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Principal transactions:						
Taxable debt	**$ 60,108**	$ 84,830	**(29.1%)**	**$ 124,798**	$149,986	**(16.8%)**
Municipal debt	**20,032**	15,461	**29.6%**	**36,874**	31,917	**15.5%**
Equities	**29,630**	12,359	**139.7%**	**51,915**	20,930	**148.0%**
Other	**13,153**	8,611	**52.7%**	**26,756**	15,706	**70.4%**
	$ 122,923	$ 121,261	**1.4%**	**$ 240,343**	$218,539	**10.0%**

STIFEL FINANCIAL

Stifel Financial Corp.
Non-Interest Expenses

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	% of Net revenues 6/30/10	% of Net revenues 6/30/09	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change	% of Net revenues 6/30/10	% of Net revenues 6/30/09
Net revenues	$ 328,009	$ 261,505	25.4%	100.0%	100.0%	$ 640,039	$ 481,486	32.9%	100.0%	100.0%
Non-interest expenses:										
Compensation and benefits	196,571	161,998	21.3%	59.9%	61.9%	383,541	297,683	28.8%	59.9%	61.8%
Transitional pay	20,336	13,883	46.5%	6.2%	5.4%	39,608	26,038	52.1%	6.2%	5.5%
Total compensation and benefits	216,907	175,881	23.3%	66.1%	67.3%	423,149	323,721	30.7%	66.1%	67.3%
Occupancy and equipment rental	26,595	20,714	28.4%	8.1%	7.9%	51,453	38,581	33.4%	8.0%	8.0%
Communication and office supplies	15,925	13,129	21.3%	4.9%	5.0%	30,343	24,974	21.5%	4.7%	5.2%
Commissions and floor brokerage	5,272	6,321	(16.6%)	1.6%	2.4%	11,016	10,681	3.1%	1.7%	2.2%
Other operating expenses	27,365	19,351	41.4%	8.3%	7.4%	48,568	35,265	37.7%	7.7%	7.3%
Total non-compensation expense	75,157	59,515	26.3%	22.9%	22.7%	141,380	109,501	29.1%	22.1%	22.7%
Income before income taxes	35,945	26,109	37.7%	11.0%	10.0%	75,510	48,264	56.5%	11.8%	10.0%
Provision for income taxes	14,836	10,294	44.1%	4.5%	3.9%	30,661	19,272	59.1%	4.8%	4.0%
Net income	$ 21,109	$ 15,815	33.5%	6.5%	6.1%	$ 44,849	$ 28,992	54.7%	7.0%	6.0%

Segment Comparison

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues:						
Global Wealth Management	$ 199,940	$ 136,200	46.8%	$ 399,361	$251,252	58.9%
Institutional Group	124,602	125,136	(0.4%)	237,894	230,608	3.2%
Other	3,467	169	*	2,784	(374)	*
	$ 328,009	$ 261,505	25.4%	$ 640,039	$481,486	32.9%
Operating contribution:						
Global Wealth Management	40,441	23,197	74.3%	79,599	41,319	92.6%
Institutional Group	30,769	31,850	(3.4%)	58,225	57,884	0.6%
Other	(35,265)	(28,938)	21.9%	(62,314)	(50,939)	22.3%
	$ 35,945	$ 26,109	37.7%	$ 75,510	$ 48,264	56.5%

* Percentage is not meaningful.

STIFEL FINANCIAL

Global Wealth Management

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues	**$ 199,940**	$ 136,200	**46.8%**	**$ 399,361**	$ 251,252	**58.9%**
Compensation and benefits	**108,436**	74,244	**46.1%**	**218,303**	138,496	**57.6%**
Transition pay	**15,173**	9,585	**58.3%**	**30,044**	17,962	**67.3%**
Total compensation and benefits	**123,609**	83,829	**47.5%**	**248,347**	156,458	**58.7%**
Non-comp operating expenses	**35,890**	29,174	**23.0%**	**71,415**	53,475	**33.5%**
Total non-interest expenses	**159,499**	113,003	**41.1%**	**319,762**	209,933	**52.3%**
Income before income taxes	**$ 40,441**	$ 23,197	**74.3%**	**$ 79,599**	$ 41,319	**92.6%**
***Ratios to net revenues*:**						
Compensation and benefits	**54.2%**	54.5%		**54.7%**	55.1%	
Transition pay	**7.6%**	7.0%		**7.5%**	7.2%	
Total compensation and benefits	**61.8%**	61.5%		**62.2%**	62.3%	
Operating expenses	**18.0%**	21.5%		**17.9%**	21.3%	
Income before income taxes	**20.2%**	17.0%		**19.9%**	16.4%	

STIFEL FINANCIAL

Stifel Bank & Trust

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues:						
Interest	8,171	3,776	116.4%	16,258	7,434	118.7%
Other income	1,062	1,377	(22.9%)	3,175	2,046	55.2%
Total revenues	9,233	5,153	79.2%	19,433	9,480	105.0%
Interest expense	287	1,008	(71.5%)	734	1,694	(56.7%)
Total net revenues	8,946	4,145	115.8%	18,699	7,786	140.2%
Compensation and benefits	1,036	621	66.8%	2,065	1,032	100.1%
Non-comp operating expenses	3,601	1,854	94.2%	8,080	3,309	144.2%
Total non-interest expenses	4,637	2,475	87.4%	10,145	4,341	133.7%
Income before income taxes	$ 4,309	$ 1,670	158.0%	$ 8,554	$ 3,445	148.3%
Ratios to net revenues						
Compensation & benefits	11.6%	15.0%		11.0%	13.3%	
Non-comp operating expenses	40.3%	44.7%		43.2%	42.5%	
Efficiency ratio	50.1%	50.7%		52.8%	44.1%	
Income before income taxes	48.1%	40.3%		45.8%	44.2%	

STIFEL FINANCIAL

Stifel Bank & Trust

Low Risk Asset Growth

- Assets of $1.40 billion, up 22% from the prior year-end balance of $1.14 billion
- Investment portfolio of $740 million, up 28% from the prior year-end balance of $579 million
- Loan portfolio of $436 million, up 9% from prior year-end balance of $401 million
- Deposits of $1.26 billion, up 22% from prior year balance of $1.03 billion

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.24%
  - Non-performing assets to total assets of 0.16%
  - $1.1 million LTM losses on $1.4 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	6/30/10	12/31/09	6/30/09	6/30/10	12/31/09	6/30/09
Agency investments	$ 590,611	$ 434,031	$ 28,536	*50.2%*	*44.3%*	*7.9%*
Consumer	235,785	226,648	30,025	*20.0%*	*23.1%*	*8.3%*
Non-agency investments	149,510	144,457	104,702	*12.7%*	*14.7%*	*29.0%*
Mortgage	146,825	143,443	123,705	*12.5%*	*14.6%*	*34.3%*
Commercial	54,353	30,993	73,823	*4.6%*	*3.2%*	*20.5%*
	$ 1,177,084	$ 979,572	$ 360,791	*100%*	*100%*	*100%*

STIFEL FINANCIAL

Institutional Group

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues	$ 124,602	$ 125,136	(0.4%)	$ 237,894	$ 230,608	3.2%
Compensation and benefits	68,476	70,237	(2.5%)	130,697	129,261	1.1%
Transition pay	4,102	4,013	2.2%	8,185	7,507	9.0%
Total compensation and benefit	72,578	74,250	(2.3%)	138,882	136,768	1.5%
Non-comp operating expenses	21,255	19,036	11.7%	40,787	35,956	13.4%
Total non-interest expenses	93,833	93,286	0.6%	179,669	172,724	4.0%
Income before income taxes	$ 30,769	$ 31,850	(3.4%)	$ 58,225	$ 57,884	0.6%
Ratios to net revenues :						
Compensation and benefits	55.0%	56.1%		54.9%	56.1%	
Transition pay	3.2%	3.2%		3.3%	3.2%	
Total compensation and benefit	58.2%	59.3%		58.4%	59.3%	
Operating expenses	17.1%	15.3%		17.1%	15.6%	
Income before income taxes	24.7%	25.4%		24.5%	25.1%	

Stifel Financial

Institutional Group Revenues

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Sales and trading:						
Equity	$ 44,099	$ 38,078	15.8%	$ 82,751	$ 74,865	10.5%
Fixed income	44,263	63,054	(29.8%)	88,608	116,502	(23.9%)
	88,362	101,132	(12.6%)	171,359	191,367	(10.5%)
Investment Banking:						
Capital raising	25,220	11,391	121.4%	45,224	14,820	205.2%
Advisory fees	10,539	10,467	0.7%	19,453	20,473	(5.0%)
	35,759	21,858	63.6%	64,677	35,293	83.3%
Other revenue	481	2,146	(77.6%)	1,858	3,948	(52.9%)
Total net revenue	$ 124,602	$ 125,136	(0.4%)	$ 237,894	$ 230,608	3.2%
Ratios to net revenues:						
Sales & trading	70.9%	80.8%		72.0%	83.0%	
Investment banking	28.7%	17.5%		27.2%	15.3%	



Financial Condition

Statement of Financial Condition



$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$3,371
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Total Assets *($ millions)*



$1,250
$1,000
$750
$500
$250
$0
$135
$166
$225
$290
$520
$676
$956
$1,010
$35
$100
$35
$131
$70
$155
$70
$220
$95
$425
$83
$593
$83
$873
$83
$927
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Total Capitalization *($ millions)*

Defined as stockholder's equity plus the trust preferred securities.



4x
3x
2x
1x
x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
3.3x
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Leverage Ratio



$30
$20
$10
$0
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$30.02
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Book Value Per Share

STIFEL FINANCIAL

Capital Structure
As of June 30, 2010

($ in thousands)

Total Assets	$	3,370,707
Stockholders' Equity	$	927,087
Debentures to:		
Stifel Financial Capital Trust II - LIBOR plus 1.70% (fixed at 6.38% until 9/30/10), due 9/30/35	$	35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$	35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$	12,500
Total Debentures *(average 6.64% per annum)*	$	82,500
Total Capitalization	$	1,009,587

Ratios:

Equity to Assets	27.50%
Capitalization to Assets	29.95%
Debentures to Equity	8.90%
Leverage Ratio	3.3x
Equity Capitalization	3.6x

STIFEL FINANCIAL

Level 3 Assets

($ in thousands)	Carrying Value 6/30/10	Carrying Value 12/31/09
Auction Rate Securities (ARS)	**$ 73,634**	$ 56,003
Stifel Bank & Trust Investments	-	2,693
Trading Securities	**9,124**	1,243
Other Investments	**6,935**	5,426
Level 3 assets (excluding ARS)	**16,059**	9,362
Total Level 3 assets	**$ 89,693**	$ 65,365
Percentage of Equity	*9.7%*	*7.5%*
Percentage of Equity (excluding ARS)	*1.7%*	*1.1%*

STIFEL FINANCIAL

Other Financial Data

	6/30/10	3/31/10	6/30/09	Q2 10 vs. Q1 10	Q2 10 vs. Q2 09
Total assets (000s):					
Stifel Nicolaus and Stifel Financial	$ 1,977,879	$ 2,112,054	$ 1,755,684	(6.4%)	12.7%
Stifel Bank	1,392,828	1,115,329	532,308	24.9%	161.7%
	$ 3,370,707	$ 3,227,383	$ 2,287,992	4.4%	47.3%
Shareholders' equity (000's)	$ 927,087	$ 912,404	$ 702,703	1.6%	31.9%
Book value per share	$30.02	$29.50	$24.86	1.8%	20.8%
Financial advisors*	1,916	1,900	1,562	0.9%	22.7%
Full-time associates	4,587	4,518	3,849	1.6%	19.2%
Locations	301	294	239	2.4%	26.0%
Total client assets (000's)	$ 92,423,000	$ 95,319,000	$ 64,653,000	(3.1%)	43.0%

* Includes all retail Financial Advisors.

STIFEL FINANCIAL

TWP Merger

TWP Merger
Deal Consideration

(in thousands, except price to book value)	Shares	Value (1)	
TWPG common stock	3,719	$ 161,389	
TWPG exchangable shares	780	33,847	Price to
Less: TWPG shares held by Stifel	(53)	(2,308)	Book Value
	4,446	192,928	1.08x
TWPG restricted stock units	1,868	81,064	
Total consideration	6,314	273,992	1.54x
TWPG equity (before purchase accounting adjustments)		$ 178,000	
Estimated premium (before purchase accounting adjustments)		114,000	

(1) Value determined using SF closing share price on June 30, 2010 of $43.39.

Merger timeline:

Stifel Financial Corp. and Thomas Weisel Partners Group, Inc. ("TWPG") enters into a definitive agreement to acquire 100% of the outstanding shares of TWPG common stock on April 26, 2010.

TWPG shareholders approve the merger with Stifel Financial Corp on June 22, 2010.

The merger closes on July 1, 2010.

STIFEL FINANCIAL

Stifel Financial Corp.
Pro Forma Combined Net Revenues

($ in thousands)	Six Months Ended June 30, 2010		
	Stifel	TWPG	Pro Forma Combined
Revenues			
Principal transactions & commissions	$ 449,012	$ 37,730	$ 486,742
Asset mgt and service fees	85,241	7,252	92,493
Investment banking	75,473	46,235	121,708
Other	5,702	-	5,702
Total operating revenues	615,428	91,217	706,645
Interest revenue	29,301	266	29,567
Total revenues	644,729	91,483	736,212
Interest expense	4,690	1,136	5,826
Net revenues	$ 640,039	$ 90,347	$ 730,386

TWP Merger
Estimated Annual Fixed Operating Expenses

($ in thousands)	Stifel (1)	TWP Estimate (2)	Total
Fixed operating expenses:			
Occupancy and equipment rental	$ 103,000	$ 10,400	$ 113,400
Communication and office supplies	60,600	10,800	71,400
Commissions and floor brokerage	22,000	2,300	24,300
Other operating expenses	93,200	23,500	116,700
Total fixed operating expenses	$ 278,800	$ 47,000	$ 325,800

(1) Stifel run-rate excludes non-GAAP merger-related charges.

(2) TWP costs are estimated fixed operating expenses, not including variable costs.

TWP Merger
Breakeven Sensitivity Model

($ in thousands)	Breakeven net income	% of net revenues	Breakeven EPS (1)	% of net revenues
Net revenues	$ 109,575	100%	$ 147,500	100%
Fixed compensation	5,000	4.6%	5,000	3.4%
Variable compensation	55,000	50.2%	73,900	50.1%
Total compensation	60,000	54.8%	78,900	53.5%
Fixed operating expenses	47,000	42.9%	47,000	31.9%
Variable operating expenses	2,575	2.3%	3,466	2.3%
Total operating expenses	49,575	45.2%	50,466	34.2%
Pre-tax contribution	-	0.0%	18,134	12.3%
Income tax expense (assumes 40% rate)	-	0.0%	7,254	4.9%
Net income	-	0.0%	$ 10,880	7.4%
Impact to diluted EPS (net of tax)	*$ -*		*$ 2.86*	

(1) EPS breakeven analysis based upon 2011 consensus EPS estimate of $2.86 per share and Stifel issuing 3.8 million shares (net of buybacks).

STIFEL FINANCIAL

TWP Merger
Estimated Merger-Related Costs

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 9/30/10	Quarter Ended 12/31/10	Year ended 12/31/11
Operating expenses:				
Compensation and benefits	$ 3,100	$177,050 (1)	$ 700	-
Occupancy and equipment rental	-	7,000	500	500
Communication and office supplies	-	5,500	1,500	1,250
Commissions and floor brokerage	-	150	150	150
Other operating expenses	1,900	150	150	100
Total operating expenses	$ 5,000	$189,850	$ 3,000	$ 2,000
After-tax impact	**$ 3,000**	**$113,910**	**$ 1,800**	**$ 1,200**
Impact to diluted EPS (net of tax) (2)	*$ (0.09)*	*$ (2.88)*	*$ (0.05)*	*$ (0.03)*

(1) Includes non-cash compensation expense related to the modification of our deferred compensation plan of $176.6 million ($166.8 million of unit expense and $9.8 million of optional investment awards), severance and other merger-related costs.

(2) Calculated using an effective tax rate of 40% and fully-diluted shares outstanding of 39.5 million.

STIFEL FINANCIAL

Estimated Unit Modification Charge

On August 3, 2010, the Board approved the modification of the existing Stifel Financial Corp. deferred compensation plan to align the requirements for vesting with that of the TWPG deferred compensation plan, whereby forfeiture would not result from an event of termination, except termination for cause, provided that the employee does not compete with our company or violate non-solicitation provisions during the remaining term of the award. This action accelerated the non-cash compensation expense associated with all outstanding deferred compensation awards as of August 9, 2010, resulting in an after tax charge of approximately $104.8 million.

	Earnings		Shareholders' Equity	
($ in thousands)	Pre-tax expense	Impact to EPS (1)		
Unit amortization:				
Quarter ended 9/30/10	$ 14,000	0.21	Proforma combined equity	$ 1,135,800
Quarter ended 12/31/10	14,700	0.22	Unit modification	166,800
Year ended December 31:			Non-cash charge	(104,800)
2011	48,900	0.74		62,000
2012	38,700	0.59	Stifel proforma	$ 1,197,800
Thereafter	58,200	0.88		
	$ 174,500			

(1) Represents positive future after-tax impact to earnings per share. Calculated using 39.5 million fully-dilutive shares outstanding.

STIFEL FINANCIAL

Stifel Financial Corp.
Pro Forma Equity Roll Forward

($ in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
Beginning Equity *(1/1/2010)*	$ 873,500	$ -	$ 873,500	$ -	$ 873,500
Net income	45,000	-	45,000	-	45,000
Merger Consideration	-	274,000	274,000	-	274,000
Share repurchase into treasury	(24,000)	(66,000)	(90,000)	-	(90,000)
Unit Modification	-	-	-	166,000	166,000
Stock Based Compensation	29,000	-	29,000	(104,000)	(75,000)
Other	4,300	-	4,300	-	4,300
Ending Equity	$ 927,800	$ 208,000	$ 1,135,800	$ 62,000	$ 1,197,800

(Shares in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
TWPG common stock	-	4,446	4,446	-	4,446
Shares repurchased	(800)	(1,200)	(2,000)	-	(2,000)
TWPG shares	(800)	3,246	2,446		2,446
Shares outstanding	30,900	-	30,900	-	30,900
Share equivalents	8,272	2,114 (2)	10,386	-	10,386
Share and share equivalents	38,372	5,360	43,732	-	43,732
Dilutive shares	34,973				39,500
Book value	$ 30.02				$ 35.92
Book value/share and share equivlents (1)	$ 29.36				$ 31.16

STIFEL FINANCIAL

(1) Equity plus tax benefit upon unit conversion less proceeds for tax withholding / shares plus shares issued upon contingent upon unit conversion.

(2) Includes 1,868 shares exchanged for outstanding TWP units plus 246 issued at time of merger.


Regulatory
Reform

Dodd-Frank Wall Street Reform and Consumer Protection Act
Provisions of Interest to Stifel Financial Corp.

- **Fiduciary Duty**
- **SEC Authority to Restrict Mandatory Pre-Dispute Arbitration**
- **Consumer Financial Protection**
- **New Fees**
  - **Higher Deposit Insurance Costs**
  - **SIPC Fees**
- **Volcker Rule**

Q&A